UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2008

SPIRE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-12742	04-2457335
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Patriots Park, Bedford, Massachusetts		01730-2396
(Address of Principal Executive Offices)		(Zip Code)

(781) 275-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 13, 2008, Spire Corporation (the “Company”) issued a press release regarding its financial and operational results for the first quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report.  In conjunction, the Company held a conference call on May 13, 2008.  A copy of the conference call transcript is furnished as Exhibit 99.2 to this report.

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), during the conference call there was a reference to operating loss of $0.02 per share for the first quarter of fiscal 2008 compared to an operating loss per share of $0.21 per share for the same period last year.  Operating loss per share is a non-GAAP measure. The Company believes that the inclusion of this non-GAAP measure helps investors to gain a better understanding of the Company’s performance, especially when comparing such results to previous periods or forecasts. However, this non-GAAP financial measure included in this press release is not meant to be considered superior to or as a substitute for results of operations prepared in accordance with GAAP. The following table shows the reconciliation of net loss per share, on a GAAP basis, for the first quarter of fiscal 2008 to the non-GAAP measure referred to above.

	Three Months Ended March 31, (in thousands except per share data)
	2008	Loss per share	2007	Loss per share
Loss from operations	$(204)	$(0.02)	$(1,755)	$(0.21)
Other income (expense), net	(174)	(0.02)	9	$0.00
Loss on equity investment in joint venture	(130)	(0.02)	—
Loss before income tax benefit	(508)	(0.06)	(1,746)	$(0.21)
Income tax benefit	—		—
Net loss	$(508)	$(0.06)	$(1,746)	$(0.21)
Loss per share - basic and diluted		$(0.06)		$(0.21)
Weighted average number of common and common equivalent shares outstanding - basic and diluted	8,322,919		8,246,691

The information in this report, including the Exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished as part of this report, where indicated:

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 13, 2008.

99.2	Transcript of Conference Call held on May 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE CORPORATION

Date: May 19, 2008	By:	/s/ Christian Dufresne
Christian Dufresne
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 13, 2008.

99.2	Transcript of Conference Call held on May 13, 2008.